                                                              EXHIBIT 99.(A)(29)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                       (INCLUDING THE ASSOCIATED RIGHTS)

                                      OF

                             CBI INDUSTRIES, INC.

           Pursuant to the Offer to Purchase Dated November 3, 1995
                          and the Supplement thereto
                            Dated December 28, 1995

                                      by

                             PX ACQUISITION CORP.
                         a Wholly Owned Subsidiary of

                                 PRAXAIR, INC.

   THE EXPIRATION DATE OF THE OFFER HAS BEEN AMENDED SUCH THAT THE OFFER AND
    WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
           THURSDAY, JANUARY 11, 1996, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                             THE BANK OF NEW YORK

         By Mail:          Facsimile Transmission:      By Hand or Overnight
                                (for Eligible                 Courier:
                              Institutions Only)


    Tender & Exchange
        Department              (212) 815-6213           Tender & Exchange
      P.O. Box 11248                                   Department 101 Barclay
  Church Street Station                                  Street Receive and
 New York, NY 10286-1248                              Deliver Window New York,
                                                              NY 10286

                             Confirm by Telephone:
                                (800) 507-9357

                                ---------------

  DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

  This revised Letter of Transmittal or the original (yellow) Letter of Transmittal previously circulated is to be used either if certificates for Shares (and Rights, if applicable) (as such terms are defined below) are to be forwarded herewith or therewith or, unless an Agent's Message (as defined below) is used in lieu of a Letter of Transmittal, if delivery of Shares and Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by the Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase dated November 3, 1995 (the "Offer to Purchase"). STOCKHOLDERS WILL BE REQUIRED TO TENDER TWO-THIRDS ( 2/3) OF A RIGHT (SUBJECT TO ADJUSTMENT) FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES UNDER THE OFFER (AS DEFINED HEREIN). ACCORDINGLY, STOCKHOLDERS WHO SELL THEIR RIGHTS SEPARATELY FROM THEIR SHARES IN THE EVENT OF A DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) AND DO NOT OTHERWISE ACQUIRE RIGHTS MAY NOT BE ABLE TO SATISFY THE REQUIREMENTS OF THE OFFER FOR A VALID TENDER OF SHARES. UNLESS THE DISTRIBUTION DATE OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. Stockholders who deliver Shares and Rights by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders who desire to tender Shares and Rights pursuant to the Offer and whose certificates for Shares (and Rights, if applicable) are not immediately available (including because certificates for Rights have not yet been distributed by the Rights Agent (as defined below)), or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in the Supplement dated December 28, 1995 to the Offer to Purchase (the "Supplement")) may tender such Shares and Rights by following all of the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.
  Pursuant to an amendment to the Rights Agreement (as defined below) to be executed by the Company pursuant to the Merger Agreement (as defined in the Supplement), so long as the Merger Agreement has not been terminated the Distribution Date (as defined in the Offer to Purchase) will not occur as a result of the announcement, commencement or consummation of the Offer or the execution or delivery of the Merger Agreement. The Rights will continue to be evidenced by certificates for the Shares and the requirement for a separate tender of Rights described in the Offer to Purchase will not apply unless a Distribution Date occurs.

[_] CHECK HERE IF TENDERED SHARES AND RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES AND RIGHTS BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _______________________________________________

  Check box of Book-Entry Transfer Facility:

  [_] The Depository Trust Company

  [_] Midwest Securities Trust Company

  [_] Philadelphia Depository Trust Company

  Account Number: ______________________________________________________________

  Transaction Code Number: _____________________________________________________

[_] CHECK HERE IF TENDERED SHARES AND RIGHTS ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s): ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery: __________________________

  Name of Institution that Guaranteed Delivery: ________________________________

  If delivered by book-entry transfer check box of Book-Entry Transfer
Facility:

  [_] The Depository Trust Company

  [_] Midwest Securities Trust Company

  [_] Philadelphia Depository Trust Company

  Account Number: ______________________________________________________________

  Transaction Code Number: _____________________________________________________

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) AP-
                     PEAR(S)                                        SHARES TENDERED
                ON CERTIFICATE(S))                       (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------

                                                                         TOTAL NUMBER
                                                                           OF SHARES           NUMBER
                                                      CERTIFICATE       REPRESENTED BY        OF SHARES
                                                      NUMBER(S)(1)     CERTIFICATE(S)(1)     TENDERED(2)
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                     TOTAL SHARES
---------------------------------------------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

                      DESCRIPTION OF RIGHTS TENDERED(1)
--------------------------------------------------------------------------------

  NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                    RIGHTS TENDERED
            (PLEASE FILL IN, IF BLANK)                   (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                              OF RIGHTS           NUMBER
                                                        CERTIFICATE        REPRESENTED BY        OF RIGHTS
                                                      NUMBER(S)(2)(3)     CERTIFICATE(S)(3)     TENDERED(4)
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                   ----------------- -------------------- ---------------
                                                      TOTAL RIGHTS
------------------------------------------------------------------------------------------------------------

 (1) Need not be completed if the Distribution Date has not occurred.
 (2) If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights.
     If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued. Stockholders tendering Rights that are not represented by separate certificates should retain a copy of this description in order to accurately complete the Notice of Guaranteed Delivery if the Distribution Date occurs.
 (3) Need not be completed by Book-Entry Stockholders who are delivering
     Rights by book-entry transfer.
 (4) Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to PX Acquisition Corp., a Delaware corporation (the "Purchaser"), which is a wholly owned subsidiary of Praxair, Inc., a Delaware corporation, the above-described shares of Common Stock, par value $2.50 per share (the "Shares"), of CBI Industries, Inc., a Delaware corporation (the "Company"), together with the associated rights (the "Rights") issued pursuant to the Rights Agreement, dated as of March 4, 1986, as amended (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 3, 1995, as amended and supplemented by the Supplement and this revised Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

  Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), and subject to, and effective upon, acceptance for payment of, and payment for, the Shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after November 3, 1995), and irrevocably constitutes and appoints the Bank of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and Rights (and any such other Shares, Rights or securities or rights),
(a) to deliver certificates for such Shares (and Rights, if applicable) (and any such other Shares, Rights or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and Rights, if applicable) (and any such other Shares, Rights or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares or Rights on or after November 3,
1995) and, if and when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after November 3, 1995).

  THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER TWO-THIRDS (2/3) OF A RIGHT (SUBJECT TO ADJUSTMENT) FOR EACH SHARE TENDERED
IN ORDER TO EFFECT A VALID TENDER OF SHARES UNDER THE OFFER. ACCORDINGLY, STOCKHOLDERS WHO SELL THEIR RIGHTS SEPARATELY FROM THEIR SHARES IN THE EVENT OF A DISTRIBUTION DATE AND DO NOT OTHERWISE ACQUIRE RIGHTS MAY NOT BE ABLE TO SATISFY THE REQUIREMENTS OF THE OFFER FOR A VALID TENDER OF SHARES. UNLESS THE DISTRIBUTION DATE OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time a holder's Shares are tendered herewith, certificates representing a number of Rights equal to two-thirds (2/3) times the number of Shares being tendered herewith must be delivered to the Depositary, or, if available, a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a stockholder receiving separate certificates for Rights by use of the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. A tender of Shares constitutes an agreement by the tendering stockholder to deliver certificates representing a number of Rights equal to two-thirds (2/3) times the number of Shares tendered pursuant to the Offer to the Depositary prior to expiration of the period permitted by such guaranteed delivery procedure for delivery of certificates for, or a Book-Entry Confirmation with respect to, Rights (the "Rights Delivery Period"). However, after expiration of the Rights Delivery Period, the Purchaser may elect to reject as invalid a tender of Shares with respect to which certificates for, or a Book-Entry Confirmation with respect to, a number of Rights equal to two-thirds (2/3) times the number of Shares have not been received by the Depositary. Nevertheless, the Purchaser will be entitled to accept for payment Shares tendered by the undersigned prior to receipt of the certificates for the Rights required to be tendered with such Shares, or a Book-Entry Confirmation with respect to such Rights, and either (a), subject to complying with the applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the certificates for, or a Book-Entry

Confirmation with respect to, such Rights or (b) make payment for Shares accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering stockholder to deliver Rights and such guaranteed delivery procedures. Any determination by the Purchaser to make payment for Shares in reliance upon such agreement and such guaranteed delivery procedures or, after expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of the Purchaser.

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See
Section 3 of the Offer to Purchase.

  The undersigned hereby irrevocably appoints the designees of the Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares and Rights tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares and Rights on or after November 3, 1995). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares and Rights as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable, are granted in consideration of the acceptance for payment of such Shares and Rights in accordance with the terms of the Offer and shall be considered coupled with an interest in the Shares and Rights. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares, Rights or other securities or rights will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

  The undersigned understands that the valid tender of Shares and Rights pursuant to any of the procedures described in Section 2 of the Offer to Purchase, as amended and supplemented by the Supplement and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares (and Rights, if applicable) not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered," respectively. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares (and Rights, if applicable) not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered," respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares (and Rights, if applicable) not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares (and Rights, if applicable) tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares and Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares and Rights so tendered.

[_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates: ___________

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

                                               (SEE INSTRUCTIONS 5 AND 7)

   To be completed ONLY if
 certificates for Shares or Rights           To be completed ONLY if
 not tendered or not accepted for          certificates for Shares or Rights
 payment and/or the check for the          not tendered or not accepted for
 purchase price of Shares or               payment and/or the check for the
 Rights accepted for payment are           purchase price of Shares or
 to be issued in the name of               Rights accepted for payment are
 someone other than the                    to be sent to someone other than
 undersigned.                              the undersigned, or the
                                           undersigned at an address other
                                           than that above.

 Issue: [_] Check[_] Certificate(s)
 to:

 Name _____________________________        Mail: [_] Check[_] Certificate(s)
            Please Print                   to:
 Address __________________________        Name _____________________________
 ----------------------------------                   Please Print
         (Include Zip Code)                Address __________________________
                                           ----------------------------------

 ----------------------------------                (Include Zip Code)

    (Employer Identification or
        Social Security No.)               ----------------------------------
                                              (Employer Identification or
                                                  Social Security No.)

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 Signature(s) of Stockholders(s) ____________________________________________

 ____________________________________________________________________________

 Dated: ______ __, 1996

 (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Dated: ______ __, 1996

 Name(s) ____________________________________________________________________

 ____________________________________________________________________________
                               (PLEASE PRINT)

 Capacity (Full Title) ______________________________________________________

 Address ____________________________________________________________________

 ____________________________________________________________________________
                             (INCLUDE ZIP CODE)

 Area Code and Telephone No. ________________________________________________

 Employer Identification or Social Security Number __________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________
                               (PLEASE PRINT)

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________
 ____________________________________________________________________________
                             (INCLUDE ZIP CODE)

 Area Code and Telephone No. ________________________________________________

 Dated: ______ __, 1996

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares and Rights tendered herewith and such registered holder(s) has completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on their Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. REQUIREMENTS OF TENDER. This revised Letter of Transmittal or the original (yellow) Letter of Transmittal is to be completed by a tendering stockholder either if certificates for Shares (and Rights, if applicable) are to be forwarded herewith or therewith or, unless an Agent's Message (as defined below) is used in lieu of a Letter of Transmittal, if delivery of Shares and Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by the Depositary at a Book-Entry Transfer Facility pursuant to the procedures set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares and Rights pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) in accordance with these Instructions, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message in lieu of a Letter of Transmittal, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares (and Rights, if applicable) must be received by the Depositary at one of such addresses or such Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation, in the case of Rights, if available, received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

  The Offer is not being made for (nor will any tenders be accepted of) the Convertible Preferred Shares (as defined in the Offer to Purchase). Holders of the Convertible Preferred Shares who wish to participate in the Offer must first convert their Convertible Preferred Shares into Shares in accordance with the terms of such Convertible Preferred Shares.

  Pursuant to an amendment to the Rights Agreement to be executed by the Company pursuant to the Merger Agreement, so long as the Merger Agreement has not been terminated the Distribution Date will not occur as a result of the announcement, commencement or consummation of the Offer or the execution or delivery of the Merger Agreement. The Rights will continue to be evidenced by certificates for the Shares and the requirement for a separate tender of Rights described in the Offer to Purchase will not apply unless a Distribution Date occurs.

  STOCKHOLDERS WILL BE REQUIRED TO TENDER TWO-THIRDS (2/3) OF A RIGHT (SUBJECT TO ADJUSTMENT) FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. ACCORDINGLY, STOCKHOLDERS WHO SELL THEIR RIGHTS SEPARATELY FROM THEIR SHARES IN THE EVENT OF A DISTRIBUTION DATE AND DO NOT OTHERWISE ACQUIRE RIGHTS MAY NOT BE ABLE TO SATISFY THE REQUIREMENTS OF THE OFFER FOR A VALID TENDER OF SHARES. UNLESS THE DISTRIBUTION DATE OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS.

  Until the close of business on the Distribution Date, the Rights will be transferred with and only with the certificates for Shares and the surrender for transfer of any certificates for Shares will also constitute the transfer of the Rights associated with the Shares represented by such certificate. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to two-thirds (2/3) of the number of Shares being tendered herewith must be delivered to the Depositary, or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a stockholder receiving the certificates for Rights by use of the guaranteed delivery procedure described below.

  A stockholder who desires to tender Shares and Rights pursuant to the Offer and whose certificates for Shares (and Rights, if applicable) are not immediately available (including because certificates for Rights have not yet been distributed by the Rights Agent) or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date, may tender such Shares and Rights by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. Pursuant to such procedure, (a) such tender must be made by or through an Eligible Institution (as defined in the Offer to Purchase), (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary, as provided below, prior to the Expiration Date and (c) the certificates for all tendered Shares (and Rights, if applicable), in proper form for transfer (or a Book-Entry Confirmation, in the case of the Rights, if available, with respect to all such Shares (and Rights, if applicable)) together with a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message in lieu of a Letter of Transmittal), and any other required documents, are received by the Depositary within (i), in the case of Shares, three trading days after the date of execution of such Notice of Guaranteed Delivery or (ii), in the case of Rights, a period ending on the later of (1) three trading days after the date of execution of such Notice of Guaranteed Delivery or (2) three business days (as defined in the Offer to Purchase) after the date certificates for Rights are distributed to stockholders by the Rights Agent. A "trading day" is any day on which the New York Stock Exchange, Inc. is open for business. Stockholders may not extend the foregoing time period for delivery of Rights to the Depositary by providing a second Notice of Guaranteed Delivery with respect to such Rights.

  The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Shares.

  THE METHOD OF DELIVERY OF SHARES, RIGHTS, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES AND RIGHTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually executed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares and Rights, for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares (and Rights, if applicable) should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares and/or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares and/or Rights that are to be tendered in the box entitled "Number of Shares Tendered" or "Number of Rights Tendered," as appropriate. In any such case, new certificate(s) for the remainder of the Shares and/or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares and Rights tendered herewith. All Shares and/or Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares and Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares and Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares (and Rights, if applicable) not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares (and Rights, if applicable) not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares (and Rights, if applicable) not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer (other than the Minimum Tender Condition (as defined in the Offer to Purchase)), in whole or in part, in the case of any Shares and Rights tendered.

  9. 31% BACKUP WITHHOLDING. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

  The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, the Supplement, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below.

  11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares or Rights lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS REVISED LETTER OF TRANSMITTAL OR AN ORIGINAL (YELLOW) LETTER OF TRANSMITTAL (OR MANUALLY EXECUTED FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE IN LIEU OF A LETTER OF TRANSMITTAL, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES (AND RIGHTS, IF APPLICABLE) MUST BE RECEIVED BY THE DEPOSITARY OR SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                       PAYER'S NAME: PX ACQUISITION CORP.

                                                 ----------------------------
                   PART 1--PLEASE PROVIDE YOUR      Social security number
                   TIN IN THE BOX AT RIGHT AND                or
                   CERTIFY BY SIGNING AND
                   DATING BELOW                  ----------------------------
 SUBSTITUTE                                        Employer identification
                                                            number
 FORM W-9         -------------------------------------------------------------
 DEPARTMENT OF     PART 2--Certificates--Under penalties of perjury, I certify
 THE TREASURY      that:
 INTERNAL
 REVENUE SERVICE   (1) The number shown on this form is my correct Taxpayer
                       Identification Number (or I am waiting for a number to be issued to me); and

 PAYER'S REQUEST
 FOR               (2) I am not subject to backup withholding because (a) I am
 TAXPAYER              exempt from backup withholding or (b) I have not been
 IDENTIFICATION        notified by the Internal Revenue Service ("IRS") that I
 NUMBER (TIN)          am subject to backup withholding as a result of a
                       failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                  -------------------------------------------------------------

                   CERTIFICATION INSTRUCTIONS--You must cross
                   out item (2) in Part 2 above if you have        PART 3
                   been notified by the IRS that you are
                   subject to backup withholding because of   AWAITING TIN [_]
                   underreporting of interest or dividends on
                   your tax returns. However, if after being
                   notified by the IRS that you were subject    ---------------
                   to backup withholding you received another       PART 4
                   notification from the IRS stating that you   EXEMPT TIN [_]
                   are no longer subject to backup
                   withholding, do not cross out item(2). If you are exempt from backup withholding, check the box in Part 4 hereof.

                  -------------------------------------------------------------


                   SIGNATURE________________________________DATE ______ __, 1996


                  -------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.


 -------------------------------------  -------------------------------------
               SIGNATURE                                DATE

 NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                    The Information Agent for the Offer is:


                               MORROW & CO., INC.

                         909 Third Avenue 20th Floor
                             New York, NY 10022
                               (212) 754-8000
                           Toll Free (800) 566-9061

             Banks and Brokerage Firms please call: (800) 662-5200


                      The Dealer Manager for the Offer is:

                                CS FIRST BOSTON

                               Park Avenue Plaza
                              55 East 52nd Street
                               New York, NY 10055
                                 (800) 227-4117

December 28, 1995